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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   NOVEMBER 26, 2001
DATE OF EARLIEST EVENT REPORTED:    NOVEMBER 16, 2001

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


        DELAWARE                        1-12929                 36-4135495
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
   of incorporation or                                        Identification
     organization)                                              Number)

                        1375 LENOIR-RHYNE BOULEVARD,
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (828) 324-2200

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Item 2.   Acquisitions or Dispositions of Assets.
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     On November 16, 2001, CommScope Optical Technologies, Inc. ("CommScope
Optical"), an indirect wholly-owned subsidiary of CommScope, Inc. (the "Company"), completed its investment in OFS BrightWave, LLC, a Delaware limited liability company ("BrightWave"), formed by the Company and The Furukawa Electric Co., Ltd. of Japan ("Furukawa"), to acquire certain fiber cable and transmission fiber assets of the Optical Fiber Solutions Group ("OFS Group") of Lucent Technologies Inc. ("Lucent"). The investment was completed in accordance with the terms and conditions of the Amended and Restated Memorandum of Understanding, dated as of November 15, 2001 ("Amended and Restated MOU"), by and between Furukawa and the Company, which is filed with this report as Exhibit 2.1 hereto.

     Under the terms of the Amended and Restated MOU, the Company issued
10.2 million shares of Company common stock, par value $0.01 per share (the "Common Stock") at $19.94 per share to Lucent, for an aggregate amount of $203,388,000 (the "Investment Amount"), in lieu of a portion of the cash purchase price payable by Furukawa to Lucent pursuant to the Asset and Stock Purchase Agreement, dated as of July 24, 2001, as amended, by and between Lucent and Furukawa, entered into in connection with the acquisition of the OFS Group. $173,388,000 of the Investment Amount is a capital contribution to BrightWave in return for an approximately 18.4% equity interest therein. The remaining $30,000,000 Investment Amount is in the form of a revolving loan from CommScope Optical to BrightWave. An indirect wholly-owned subsidiary of Furukawa owns the remaining approximately 81.6% equity interest in BrightWave.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of business acquired.

               Financial statements for the business acquired as described in Item 2 hereto will be filed by amendment to this Form 8-K on or before January 30, 2002.

          (b)  Pro forma financial information.

               Pro forma financial information reflecting the effect of the business acquired as described in Item 2 hereto will be filed by amendment to this Form 8-K on or before January 30, 2002.

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          (c)

                Exhibit         Description
                -------         -----------


                  2.1 Amended and Restated Memorandum of Understanding, dated as of November 15, 2001, by and between The Furukawa Electric Co., Ltd. and CommScope, Inc.

                  4.1 Registration Rights Agreement, dated as of November 16, 2001, by and between CommScope, Inc. and Lucent Technologies Inc.

                  4.2 Financing Agreement, dated July 24, 2001, among CommScope, Inc., The Furukawa Electric Co., Ltd. and Lucent Technologies Inc.

                  4.3 Financing Agreement Supplement, dated November 9, 2001, among CommScope, Inc., The Furukawa Electric Co., Ltd. and Lucent Technologies Inc.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: November 26, 2001


                                   COMMSCOPE, INC.


                                   By: /s/ Frank B. Wyatt, II
                                      ------------------------------------------
                                      Frank B. Wyatt, II
                                      Senior Vice President, General Counsel
                                      and Secretary

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                               EXHIBIT INDEX


                Exhibit         Description
                -------         -----------

                  2.1 Amended and Restated Memorandum of Understanding, dated as of November 15, 2001, by and between The Furukawa Electric Co., Ltd. and CommScope, Inc.

                  4.1 Registration Rights Agreement, dated as of November 16, 2001, by and between CommScope, Inc. and Lucent Technologies Inc.

                  4.2 Financing Agreement, dated July 24, 2001, among CommScope, Inc., The Furukawa Electric Co., Ltd. and Lucent Technologies Inc.

                  4.3 Financing Agreement Supplement, dated November 9, 2001, among CommScope, Inc., The Furukawa Electric Co., Ltd. and Lucent Technologies Inc.